UNITED STATES

                        SECURITIES AND EXCHANGE COMMISION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                                    Pursuant
                            To Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
          Date of Report (Date of earliest reported): February 9, 2005


                          Stock Market Solutions, Inc.
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        (Exact Name of Small Business Issuer as Specified in Its Charter)
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                        Commission File Number: 000-49743

                      Nevada                          88-0443110
         ----------------------------       ----------------------------
         (State or other jurisdiction       (IRS Employer Identification
                 of incorporation              or organization) Number)

           1000 Bourbon St. Ste 380, New Orleans, Louisiana 70116-2708
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                    (Address of Principal Executive Offices)

          (Issuer's Telephone Number, Including Area Code) 504-598-4877

                  (Former Address If Changed since Last Report)

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective February 09, 2005 Registrant closed the following transaction: A loan of $150,000 which will be repaid from its previously announced $5,000,000 line of credit, issued from Cornell Capital Partners LP. The funds will be used in the completion of its Jesse Livermore trading software system, which is in its final stages of development. The form of the note is attached hereto as an exhibit.

ITEM 8            OTHER EVENTS

Press Release attached as Exhibit 99

ITEM 9.01         EXHIBITS

10.       Form of Note

     99.  Press Release


                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  STOCK MARKET SOLUTIONS, INC.
                                                  ---------------------------
                                                  (Registrant)


Dated: February 14, 2005                          By: /s/ Richard Smitten
                                                      ------------------------
                                                      Richard Smitten, President